United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2018
ESCONDIDO INNOVATIONS, INC. (Exact name of registrant as specified in its charter)

Delaware	000-55868	27-0758362
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1166 East Warner Road Suite 101-B, Gilbert, Arizona 85296
 (Address of principal executive offices) (Zip Code)

(602) 743-7796
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01
Entry into a Material Definitive Agreement.

On June 28, 2018, MJW Media, Inc. (“MJW”), a wholly owned subsidiary of Escondido Innovations, Inc. (the “Company”), entered into a binding Term Sheet For A Multi-Picture Director Agreement (the “Term Sheet”) with director Nick Cassavetes.

Pursuant to the Term Sheet, Mr. Cassavetes will develop and direct five motion picture productions (together, the “Productions”) over the course of six years. Mr. Cassavetes will be paid $250,000 on January 2 of each of the next five years for development and other work toward the Productions. Mr. Cassavetes will also receive a director fee for each of the Productions at terms no less favorable than those provided to him pursuant to the Attachment/Hold Agreement between The Manuscript Productions, LLC and Idc2, Inc. f/s/o Nick Cassavetes, dated as of February 2, 2018 and filed as Exhibit 10.25 of the Form 10 filed on April 13, 2018. Pursuant to that agreement, Mr. Cassavetes will be paid $2,000,000 for his services as director. Also pursuant to that agreement, Mr. Cassavetes is entitled to receive 7.5% of the net profits of the film as well as various bonuses in the event the film reaches certain box office milestones or is nominated for or wins certain awards. Pursuant to the Term Sheet, Mr. Cassavetes will also receive stock options awards on January 2 of each of the next five years upon completion of principal photography for 250,000 shares of common stock of the Company. The choice of Productions will be by mutual agreement between Mr. Cassavetes and Michael Witherill, CEO of MJW, and Mr. Cassavetes will have creative control of the Productions.

The parties will enter into a definitive agreement based on the terms set forth in the Term Sheet.

The foregoing summary of the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Sheet. A copy of the Term Sheet is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits

10.1
Term Sheet For A Multi-Picture Director Agreement between MJW Media, Inc. and Nick Cassavetes dated June 28, 2018.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2018

Escondido Innovations, Inc., a Delaware corporation

By:	/s/ John Glassgow
John Glassgow, Chief Financial Officer

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